SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2009 (April 21, 2009)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-52584 (Commission File No.)	20-1132959 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On April 21, 2009, Birmingham Bloomfield Bancshares, Inc. filed Certificates of Designations with the Michigan Department of Labor and Economic Growth for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of a class of Fixed Rate Cumulative Perpetual Preferred Stock, Series A and to fix the designations, preferences, limitations and relative rights of a class of Fixed Rate Cumulative Perpetual Preferred Stock, Series B. The Certificates of Designations are exhibits to this Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

Exhibit Number
3.1	Certificate of Designations for the Series A Preferred Stock

3.2	Certificate of Designations for the Series B Preferred Stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: April 27, 2009	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations for the Series A Preferred Stock

3.2	Certificate of Designations for the Series B Preferred Stock